AIP MULTI-STRATEGY FUND P (THE “FUND”)

SUPPLEMENT

DATED AUGUST 5, 2010

to the Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”), each dated April 30, 2010

The purposes of this Supplement are (1) to correct a typographical error appearing on page 8 of the Prospectus, in the section captioned “Summary of Terms” and sub-captioned “The Offering” and (2) to reflect that Kevin Kuntz no longer serves as a Portfolio Manager for the Fund.

First, the chart on page 8 of the Prospectus, relating to the sales load that an investor may be charged on his or her purchase of Shares in the Fund, is hereby replaced with the following chart:

Investment Amount	Sales Load
Less than $500,000	2%
$500,000—$999,999	1.5%
$1,000,000—$4,999,999	1%
$5,000,000 or more	None

Second, all references to Kevin Kuntz in the Prospectus and SAI are hereby deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.